Other comprehensive result	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Other comprehensive result	Other comprehensive resultIn order to recognize remeasurements of the net defined benefit obligation in the period in which they arise, the Group utilizes its independent actuaries to update the calculation of the defined benefit obligation and plan assets at each reporting date. The primary component of the remeasurement as of and for the six months period ended June 30, 2022, relates to the increase in the discount rate by 185 basis points relative to December 31, 2021.